UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: October 4, 2005

(Date of earliest event reported)

Hornbeck Offshore Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300 Covington, LA	70433
(Address of Principal Executive Offices)	(Zip Code)

(985) 727-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

In connection with the closing of its offering of an additional $75,000,000 aggregate principal amount of 6.125% Senior Notes due 2014, or the Additional Notes, issued under the Company’s indenture dated November 23, 2004, or Indenture, the Company entered into an Exchange and Registration Rights Agreement, dated as of October 4, 2005, or the Registration Rights Agreement, among the Company, the guarantors named therein and Goldman, Sachs & Co., Bear, Stearns & Co., Inc. and Jefferies & Company, Inc., as the Initial Purchasers. The Company previously issued $225,000,000 aggregate principal amount of 6.125% Senior Notes due 2014, or Outstanding Notes, under the Indenture on November 23, 2004. The Additional Notes were issued pursuant to the Purchase Agreement previously described in and filed as Exhibit 1.2 in the Company’s Current Report on Form 8-K filed on September 30, 2005.

Under the Registration Rights Agreement, the Company has agreed to file a registration statement to register the issuance of notes substantially similar to the Additional Notes, referred to in this description as the Exchange Notes, with the Securities and Exchange Commission, or the SEC, within 90 days after October 4, 2005, as part of an offer to holders of the Additional Notes to exchange their Additional Notes for the Exchange Notes. The Company has agreed to use reasonable best efforts to cause the (i) exchange offer registration statement to become effective on or prior to 180 days after October 4, 2005, and (ii) exchange offer to be consummated on or prior to 30 days after the exchange offer registration statement has become effective. In certain circumstances, if so obligated to file, the Company has agreed to use its reasonable best efforts to file a shelf registration statement with the SEC on or prior to 30 days after such filing obligation arises and to cause such shelf registration statement to be declared effective by the SEC on or prior to 120 days after such shelf registration is filed. If the Company fails, within the specified times, to (i) file a registration statement, (ii) cause such registration statement to become effective, (iii) complete the exchange offer of the Additional Notes or complete the resale of the Additional Notes pursuant to a shelf registration statement or (iv) maintain the effectiveness of a registration statement, in each case as required in the Registration Rights Agreement, the Company will be obligated to pay additional interest to the holders of the Additional Notes.

The description of the provisions of the Registration Rights Agreement set forth above is qualified in its entirety by reference to the full and complete terms contained in the Registration Rights Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 4, 2005, the Company issued the Additional Notes referenced in Item 1.01 above. The Additional Notes benefit from the same guarantees as the Outstanding Notes and are part of the securities issued under the Indenture. The Additional Notes also have substantially the same terms as the Outstanding Notes, except that the Additional Notes have certain registration rights provided under the Registration Rights Agreement described in Item 1.01 above, and are subject to certain transfer restrictions. The Initial Purchasers served as co-leads and joint book-running managers with respect to the private placement of the Additional Notes.

The Additional Notes were priced at 99.25% of principal amount to yield 6.232%. The net proceeds to the Company from this offering were approximately $73.1 million, net of estimated transaction costs. The Company intends to use the proceeds from the sale of the Additional Notes, as well as the proceeds from its concurrent public offering of common stock, to partially fund the construction of new OSVs, ocean-going tugs and ocean-going, double-hulled tank barges and the retrofit or conversion of certain existing vessels, including MPSVs. In addition, the combined proceeds may be used in connection with possible future acquisitions and additional new vessel construction programs, as well as for general corporate purposes. Pending these uses, the Company will repay debt under its revolving credit facility, which may be reborrowed.

The Additional Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from

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the registration requirements of the Securities Act and applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to purchase the Additional Notes, or an offer to purchase or the solicitation of an offer to sell the Outstanding Notes.

A description of the Indenture and the relevant provisions of the Additional Notes issued pursuant thereto is set forth in the Company’s previous filings with the SEC.

Item 8.01 – Other Events

On October 5, 2005, the Company announced that it closed on the sale of the Additional Notes referenced in Item 1.01 to the Initial Purchasers.

On October 6, 2005, the Company announced the closing of its underwritten public offering (the “Offering”) of 6,100,000 shares of its common stock at a price to the public of $35.35 per share, for total gross proceeds of $215.6 million before underwriting discounts, commissions and offering expenses. The Offering included an additional 2,000,000 shares sold by a selling stockholder and was pursuant to the effective shelf registration statement (File No. 333-128014) previously filed with the SEC. The Company intends to use the proceeds from the sale of the shares, as well as the proceeds from its concurrent private offering of Additional Notes described herein, for the purposes set forth in Item 2.03 above. The underwriters have a 30-day option to purchase up to 1,215,000 additional shares of common stock from the Company at the same price per share less underwriting discounts and commissions.

Copies of press releases with these announcements are attached as Exhibits 99.1 and 99.2.

Item 9.01 – Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
4.1	Exchange and Registration Rights Agreement, dated as of October 4, 2005, among Goldman, Sachs & Co., Bear, Stearns & Co., Inc., Jefferies & Company, Inc., Hornbeck Offshore Services, Inc. and the guarantors party thereto

99.1	Press Release, dated October 5, 2005

99.2	Press Release, dated October 6, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: October 7, 2005	By:	/s/ James O. Harp, Jr.
James O. Harp, Jr.
Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
4.1	Exchange and Registration Rights Agreement, dated as of October 4, 2005, among Goldman, Sachs & Co., Bear, Stearns & Co., Inc., Jefferies & Company, Inc., Hornbeck Offshore Services, Inc. and the guarantors party thereto

99.1	Press Release, dated October 5, 2005

99.2	Press Release, dated October 6, 2005

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